                                                                   EXHIBIT 10.10

                               AMENDMENT NO. 3 TO

             POOLING AND SERVICING AGREEMENT AND INDENTURE OF TRUST

         THIRD AMENDMENT, dated as of October 14, 1997 (the "Amendment") to the Pooling and Servicing Agreement and Indenture of Trust, dated as of July 1, 1995, as amended by Amendment No. 1 thereto dated as of September 1, 1995, and Amendment No. 2 thereto dated as of December 5, 1995 (the "Agreement"), among AFG CREDIT CORPORATION, a Delaware corporation, as Transferor, AMERICAN FINANCE GROUP, INC., a Delaware corporation ("AFG"), as Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee (in such capacity, the "Trustee") and as Collateral Trustee (in such capacity, the "Collateral Trustee").

         WHEREAS, the Transferor, AFG, the Trustee and the Collateral Trustee wish to amend the Agreement in the manner provided for in this Amendment.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. The definition of "Aggregate Net Pool Balance" in Section 1.1 of the Agreement is amended by deleting the definition in its entirety and replacing it with the following text:

         "Aggregate Net Pool Balance" means, on any date of determination, the excess of (x) the Aggregate Pool Balance over (y) the sum of the Excess Concentration Amounts, in each case of such date of determination.

         2. The definition of "Applicable Discount Rate" in Section 1.1 of the Agreement is amended by deleting the text "actively traded" and substituting in its place the text "two year" and by deleting the text immediately after "U.S. Treasury securities" and substituting in its place the text "plus (x) 150 basis points".

         3. The definition of "Collections" in Section 1.1 of the Agreement is amended by inserting the text "(including any Residual Value Insurance Proceeds), any cash payments made in connection with a substitution under
Section 2.7," after the text "Insurance Proceeds," therein.

         4. Section 1.1 of the Agreement is amended by deleting the definition of "Crossover Date" in its entirety.

         5. The definition of "Defaulted Lease" in Section 1.1 of the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

         "Defaulted Lease" means an Included Lease as to which (i) the Servicer has determined in its sole discretion, in accordance with its customary servicing procedures, that such

         Lease is not collectible, or (ii) such Lease is more than three (3) Scheduled Payments past due.

         6. The definition of "Delinquent Lease" in Section 1.1 of the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

         "Delinquent Lease" shall mean, on any date of determination, each Included Lease with respect to which more than two (2) Scheduled Payments are past due.

         7. The definition of "Discounted Lease Balance" in Section 1.1 of the Agreement is amended by adding at the end of such definition the following text:

         For the purposes of computing the Aggregate Pool Balance, the Discounted Lease Balance of Scheduled Payments due more than 84 months after the date of such computation of such Aggregate Pool Balance, shall be equal to zero.

         8. The definition of "Distribution Date" in Section 1.1 of the Agreement is amended by adding the words "commencing in February, 1996" after the words "the fifteenth day of each month" therein.

         9. The definition of "Eligible Lease" in Section 1.1 of the Agreement is amended by deleting subsections (a), (c), (l) and (n) in their entirety and substituting in each of their places the following text:

         (a) which is payable in United States dollars, or, if the Lessee of such Lease is a Foreign Lessee that is an Eligible Lessee as defined in clause (B)(ii)(y) of the definition of "Eligible Lessee", meets the requirement of such clause (B)(ii)(y);

         (c) which is not either (i) a Defaulted Lease as of the related Cut Off Date or (ii) a Delinquent Lease as of such date of determination;

         (l) which provides to the Lessee the option, upon a Casualty Loss, to do one or more of the following: (i) at the Lessee's expense to repair the Equipment, (ii) to replace the Equipment with similar Equipment of equal or greater value or (iii) to require that the Lessee pay to the lessor the Stipulated Loss Value;

         (n) which, as of the related Cut Off Date, had a lease term of not less than 6 months;

         10. The definition of "Eligible Lessee" in Section 1.1 of the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

         "Eligible Lessee" shall mean at any date of determination, a Lessee that either (A) (i) has provided a billing address for the related Lease in the United States of America or (ii) is organized under the laws of the Unites States of America or any State thereof, or that is organized under the laws of Canada or any province thereof, or (B) (i) with respect to which the Lessee is rated investment grade by Moody's or Standard and Poor's and (ii) with respect to which the Lessee's related Lease is either (x) denominated in United States Dollars or (y) denominated in the Lessee's local currency if the lease payments thereunder are subject to a currency swap acceptable to the Deal Agent that converts such local currency payments to United States Dollars. For purposes of this definition, any Lessee the obligations of which under the related Lease are fully and unconditionally guaranteed by an entity that would be an Eligible Lessee under the preceding sentence, shall be deemed to be an Eligible Lessee.

         11. Section 1.1 of the Agreement is amended by adding the following definition after "Floating Pool" and before "Governmental Authority";

         "Foreign Lessee" shall mean an Eligible Lessee that (i) has not provided a billing address for the related Lease in the United States of America or (ii) is not organized under the laws of the United States of America or any State thereof, or that is not organized under the laws of Canada or any province thereof.

         12. Section 1.1 of the Agreement is amended by adding the following definition after "Responsible Officer" and before "Retransfer Agreement":

         "Restricted Note" shall have the meaning specified in Section 6.13.

         13. Section 1.1 of the Agreement is amended by adding the following definition after "Target Repayment Percentage" and before "Tax Collections":

         "Targeted Holder" shall mean each holder of a Restricted Note, each holder of a participation with respect to a Restricted Note, and each holder of a right to receive any amount in respect of the Transferor Interest; provided, however, that any Person holding more than one interest, each of which would cause such Person to be a Targeted Holder, shall be treated as a single Targeted Holder.

         14. Subsection 2.1(d)(ii)(A) of the Agreement is amended by deleting the words "and stamp the related Lease Files or otherwise mark such Leases with a legend to the effect that such Leases have been transferred to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest".

         15. Section 2.5(q) of the Agreement is amended in its entirety to read as follows:

              The Transferor shall maintain a net worth, exclusive of the Transferor Interest, that is, at any date of determination, at least equal to 5% of the sum of the original cost of the Equipment relating to all Included Leases.

         16. Section 2.6(b)(i) of the Agreement is amended by deleting the word "fifth" in the first line therein and inserting in its place the word "third".

         17. Section 2.6(b)(viii) of the Agreement is deleted in its entirety.

         18. Section 2.7(a) of the Agreement is amended by adding the text "and/or cash" after the text "a Lease and the related Equipment" in the first sentence therein.

         19. Section 2.7(c)(iii) of the Agreement is amended by adding the text ", except to the extent that cash or additional Substitute Leases has been contributed equal to any deficiency" after the word "replaced" therein.

         20. Section 2.7(c)(iv) of the Agreement is deleted in its entirety.

         21. Section 6.1 of the Agreement is amended by adding the text "Notwithstanding the above, Notes issued pursuant to a Variable Funding Series may be issued in an amount equal to the maximum commitment of each Purchaser, as specified in the appropriate Supplement." to the end of the paragraph therein.

         22. Subsection 6.13(a) of the Agreement is amended by:

         (a) adding the text "if, after such transfer, the value of the transferee's interest (direct or indirect) in the Trust will exceed 50% of the total value of such transferee" to the end of the second sentence thereof.

         (b) adding the text "(i)" between the words "Transfer creates" in the third sentence thereof and adding the text "or (ii) would cause there to be more than one hundred Targeted Holders. Any transfer that would cause the number of Targeted Holders to exceed one hundred shall be deemed void" to the end of the third sentence thereof.

         (c) deleting the text "(i)" in the second paragraph thereof and deleting the text following the words "disseminated firm buy or sell quotations" and replacing it with the text ".".

         23. Subsection 6.14(a) of the Agreement is amended by:

         (a) adding the following text to the end of the first sentence thereof:
         "; provided, however that any such issuance or reallocation shall not cause the number of Targeted Holders to exceed one hundred."

         (b)      deleting the last sentence thereof.

         24. Sections 11.6 and 11.24 of the Agreement are amended by deleting the text "each Rating Agency" therein and substituting in its place the text "Moody's and Standard and Poor's".

         25. Subsection 13.1(c) of the Agreement is amended by deleting the text "provided" and substituting in its place the text "provided, that such amendment will not cause the Trust to be classified as an association taxable as a corporation for federal income tax purposes; provided, further,".

         26. Subsection 13.2(d)(ii) of the Agreement is amended by deleting the text "Exhibit J" and substituting in its place the text "Exhibits C and J".

         27. Paragraph 1(d) of Schedule 3 to the Agreement is amended by deleting the text "25% of the Aggregate Pool Balance" and substituting in its place the text "(i) 35% of the Aggregate Pool Balance as long as the Aggregate Pool Balance is less than $50,000,000 or (ii) 25% of the Aggregate Pool Balance as long as the Aggregate Pool Balance exceeds $50,000,000, provided that to the extent a Lease was an Included Lease when the Aggregate Pool Balance was less than $50,000,000, it shall remain an Included Lease when the Aggregate Pool Balance exceeds $50,000,000."

         28. Paragraph 2(a) of Schedule 3 to the Agreement is hereby amended by replacing the chart therein with the chart attached hereto as Exhibit I.

         29. Paragraph 2(b) of Schedule 3 to the Agreement is amended by deleting the text "$10,000,000" and adding the text "10% of the Asset Base."

         30. Paragraph 3 of Schedule 3 to the Agreement is amended by deleting the text in its entirety and substituting in its place the following text:

         Other Lease Requirements: Utilizing the Definition of "Eligible Lease" in the Pooling and Servicing Agreement and Indenture of Trust; (a) the sum of the Discounted Lease Balances of all Included Leases, calculated for each Lease at the date of origination of each such Lease by AFG, would not, on a cumulative basis, exceed 90% of the sum of the original cost of the Equipment relating to all Included Leases; (b) Leases having remaining terms greater than 72 months, as of the related Cut Off Date, may not comprise greater than 15% of the Asset Base; and (c) Leases of Foreign Lessees may not exceed 10% of the Asset Base.

         31. Section 3(d) of Exhibit B to the Agreement is amended by deleting the words "and to stamp such Leases or otherwise mark such Leases with a legend to the effect that such Leases have been transferred to the Trust for the benefit of the Noteholders and the Holder of the Transferor Interest".

         32. Section 6(d) of Exhibit B to the Agreement is deleted in its entirety.

         33. Exhibit C to the Agreement is amended by deleting the text "2.6(b)(viii)" from the heading of such Exhibit and substituting in its place the text "13.2(d)(ii)".

         34. Pages 2 and 3 of Exhibit H to the Agreement is hereby amended and replaced to substantially conform with Exhibit H attached as Exhibit II hereto.

         35. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

         36. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, PROVIDED, HOWEVER, THAT THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRUSTEE AND THE COLLATERAL TRUSTEE SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         37. Capitalized terms used in this Amendment without definition shall have the meanings assigned to them in the Agreement.

         38. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each or which shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                     AFG CREDIT CORPORATION,
                                      as Transferor


                                     By:  ---------------------------

                                     Title:   CFO
                                            -------------------------


                                     AMERICAN FINANCE GROUP, INC.
                                      as Servicer


                                     By:
                                          ---------------------------
                                     Title:   CFO
                                            -------------------------


                                     BANKERS TRUST COMPANY,
                                      as Trustee


                                     By:
                                          ---------------------------
                                     Title:
                                            -------------------------


                                     BANKERS TRUST COMPANY,
                                      as Collateral Trustee


                                     By:
                                          ---------------------------
                                     Title:
                                            -------------------------

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                     AFG CREDIT CORPORATION,
                                      as Transferor


                                     By:  ---------------------------

                                     Title:
                                            -------------------------


                                     AMERICAN FINANCE GROUP, INC.
                                      as Servicer


                                     By:
                                          ---------------------------
                                     Title:
                                            -------------------------


                                     BANKERS TRUST COMPANY,
                                      as Trustee


                                     By:  /s/ Kevin Weeks
                                          ---------------------------
                                     Title:  Kevin Weeks
                                            -------------------------
                                             Assistant Vice President


                                     BANKERS TRUST COMPANY,
                                      as Collateral Trustee


                                     By:  /s/ Kevin Weeks
                                          ---------------------------
                                     Title:  Kevin Weeks
                                            -------------------------
                                             Assistant Vice President


                                                                       Exhibit I

--------------------------------------------------    ============================
                                                          Percentage of Aggregate
                                                              Pool Balance
                Category
--------------------------------------------------    ============================

1.  Included Leases of any individual Lessee that
    are rated AA- or higher by Standard & Poor's                      20%
    and Aa3 or higher by Moody's
--------------------------------------------------    ============================
--------------------------------------------------    ============================

2.  Included Leases of any individual Lessee that
    are rated between investment grade and (i)
    AA- by Standard & Poor's and (ii) Aa3 by                          9%
    Moody's
--------------------------------------------------    ============================
--------------------------------------------------    ============================

3.  Included Leases of any individual Lessee that
    are not rated investment grade by Moody's and                     3%
    Standard & Poor's
--------------------------------------------------    ============================
--------------------------------------------------    ============================

4.  Included Leases of all Lessees that operate                       40%
    in the same industry.*
--------------------------------------------------    ============================
--------------------------------------------------    ============================

5.  Included Leases that relate to the same type                      40%
    of Equipment**
--------------------------------------------------    ============================
--------------------------------------------------    ============================

6.  Included Leases for which the Scheduled                           10%
    Payments are payable semi-annually
--------------------------------------------------    ============================


----------------------



*        Based upon Primary Standard Industrial Classification Code Number.

** As determined by AFG Credit Corporation in accordance with its customary procedures.

                                  Exhibit II


                               [To be provided]

                                       10